UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2009


                              USAA EMERGING MARKETS FUND



[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC Of USAA EMERGING MARKETS FUND]

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   ANNUAL REPORT
   USAA EMERGING MARKETS FUND
   FUND SHARES  o  INSTITUTIONAL SHARES
   MAY 31, 2009

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FUND OBJECTIVE

CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Invests at least 80% of the Fund's assets in equity securities of emerging market companies.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               8

INVESTMENT OVERVIEW                                                            9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered Public Accounting Firm                   17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         32

    Financial Statements                                                      35

    Notes to Financial Statements                                             38

EXPENSE EXAMPLE                                                               57

ADVISORY AGREEMENTS                                                           59

TRUSTEES' AND OFFICERS' INFORMATION                                           67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"... DESPITE THESE HEADWINDS, SELECTIVE
OPPORTUNITIES REMAIN IN THE FINANCIAL            [PHOTO OF CHRISTOPHER W. CLAUS]
MARKETS ..."

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JUNE 2009

As I write to you, investors have plenty to celebrate. Stocks are well off their March lows while corporate and municipal bonds have staged impressive rallies. The extraordinary flight to quality, which drove Treasury yields to historic lows, began to ease. As investors seek out other asset classes, the air is leaving the Treasury bubble, sending prices down and yields up.

All in all, I think we've seen the worst of the investment market declines, and I would be surprised if we retested the market lows. That's the good news. But there is bad news, too. Despite some signs of improvement, the U.S. economy remains in recession. The road to recovery is likely to be long and difficult.

Here are a few of my concerns:

o The government has increased its spending to bail out troubled companies and to stimulate economic growth. No one knows if the expenditures will have the desired effect, but they are certainly adding to the federal deficit. The government has had to borrow, mainly by selling Treasury securities. The more it borrows, the higher the interest rate investors will demand, which will drive up the cost of debt and could bring on a bout of inflation.

o From all indications, the U.S. unemployment rate could reach 10%. It is likely to remain elevated through 2010, keeping the lid on consumer spending which is still the backbone of America's economy.

o Home prices continued to fall during the reporting period, but the decline appears to have slowed at period end. In certain regions, prices may even be reaching a bottom. The wild card: foreclosures resulting from bankruptcies and unemployment. I don't expect house prices to stabilize,

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2  | USAA EMERGING MARKETS FUND
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  at least in some markets, until the number of foreclosures drop and the market absorbs the existing supply of foreclosed houses.

o In the wake of the financial crisis, consumers have increased their saving. Instead of spending more than they make, they are by necessity spending less. Reflecting that reality, U.S. economic growth may be more modest in the future. Corporate earnings, which drive stock prices, are also likely to moderate.

Despite these headwinds, selective opportunities remain in the financial markets. As of this writing, lower-quality stocks have generally outperformed high-quality stocks. I expect to see a change over the coming months, with higher-quality names coming to the fore. Companies with strong balance sheets, good cash flow, effective management teams, and strong earnings growth potential are the stocks our equity subadvisers favor.

Some exposure to commodities, such as gold, also could be advantageous, especially as a hedge against inflation. Elsewhere, the emerging markets may be a source of long-term value. Many emerging nations have growing economies, which are less vulnerable to global downturns than in the past.

Meanwhile, our fixed-income team continues to find select opportunities in the tax-exempt and corporate bond markets as well as among asset-backed securities. Municipals could become even more attractive if federal and state income taxes increase.

From all of us at USAA Investment Management Company, we appreciate the opportunity to help you with your investment needs. We are proud to provide you with what we consider an excellent value -- some of the industry's top investment talent, first-class service, and pure no-load mutual funds.

Thank you for the trust you have placed in us.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

The Boston Company Asset Management,     Batterymarch Financial Management, Inc.
LLC
                                             DAVID LAZENBY, CFA
    KIRK HENRY, CFA
    CAROLYN KEDERSHA, CFA, CPA
    WARREN SKILLMAN

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o   HOW DID THE FUND PERFORM?

    For the one-year period ended May 31, 2009, the USAA Emerging Markets Fund Shares had a total return of -34.71%. This compares to a return of -37.49% for the Lipper Emerging Markets Funds Index and -34.36% for the Morgan Stanley Capital International (MSCI) Emerging Markets Index(SM).

o HOW WOULD USAA INVESTMENT MANAGEMENT COMPANY CHARACTERIZE THE FUND'S PERFORMANCE IN LIGHT OF THE UNPRECEDENTED VOLATILITY IN GLOBAL FINANCIAL MARKETS?

    When we last reported to shareholders at the end of November 2008, the Fund Shares' semi-annual return was -55.41%. Yet from the lowest net asset value
    (NAV) during the reporting year on November 20, 2008, through May 31, 2009, the Fund returned 74.23%.

    But this isn't simply a story of emerging markets being more volatile than their developed counterparts. Throughout the period, government

    Refer to pages 10 and 13 for benchmark definitions.

    Past performance is no guarantee of future results.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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4  | USAA EMERGING MARKETS FUND
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    and corporate balance sheets in most emerging markets were fundamentally stronger. Emerging markets fared relatively well until the financial crisis created in the developed markets caused commodity prices to collapse, clouded expectations for manufactured goods exports, and forced hedged investors to sell emerging markets to cover losses elsewhere. Interestingly, emerging markets did much better than developed markets in the early months of 2009, with the MSCI Emerging Markets Index (Index) never again breaking through its bottom on October 27, 2008, even as developed markets continued to set new lows into March 2009.

    The Fund's strategy of deploying two active managers, each pursuing a distinct approach, helped reduce volatility. The Boston Company Asset Management, LLC (The Boston Company) significantly outperformed the Index for the full reporting year, and its strict focus on valuation led to especially strong performance during market sell-offs. Batterymarch Financial Management, Inc. (Batterymarch), whose multi-factor model has both growth and value characteristics, lagged the Index for the full reporting year but began to gain traction as the rally progressed in 2009.

o WHAT FACTORS LED TO THE STRONG PERFORMANCE BY THE BOSTON COMPANY'S PORTION OF THE FUND?

    Going into the huge sell-off in 2008, we had very low exposure to what were then richly valued market segments, particularly capital goods and industrial goods exporters in China and India as well as metals producers. We had moved to more locally focused companies, particularly telecoms and power generators in Brazil as well as Chinese consumer, auto, and power companies. We also had exposure to companies that are global leaders in markets such as Taiwan and Korea that had not fully participated in the bull market. Then, when the market sell-off was occurring, we had the opportunity to make a shift and invest in companies we knew well at newly attractive valuations. These included Mobile Telesystems ADR in Russia, Vale S.A. in Brazil, Mahindra & Mahindra Ltd. GDR in India, and America Movil S.A.B. de C.V. ADR "L" in Mexico. These are big, high-quality

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    cyclical components of the Index that our valuation discipline wouldn't let us own for much of the previous bull market. As the reporting year came to a close, we began taking profits on some of these names, as they were among the leaders of the recovery. Overall, we were very active and our discipline proved successful in a volatile market.

    Our best markets in terms of stock selection for the reporting year were South Africa, Taiwan, Russia, Brazil, China, and India. Stock selection in Mexico and Israel was the primary detractor from performance relative to the Index. On a sector level, our stock selection in commodities was the single largest positive contributor, and we also did well in energy, materials, metals, and mining. Stock selection detracted from performance in consumer staples and, to a lesser degree, health care.

o   WHAT'S THE BOSTON COMPANY'S OUTLOOK?

    Given the huge move we've seen off last October's lows, we wouldn't be surprised if emerging markets experienced some profit taking. Longer term, it's important to recognize that India, China, Brazil, and South Africa are no longer specialty markets. They now have much broader industry sector representation that allows us to find other opportunities without leaving the market when a stock the Fund owns reaches our valuation targets. Russia is still heavily weighted towards energy, but that too is changing. We remain very bullish longer-term.

o WHAT FACTORS CAUSED THE PORTION OF THE FUND MANAGED BY BATTERYMARCH TO LAG THE MSCI EMERGING MARKETS INDEX?

    Our investment process seeks to identify predictive factors within a current market trend based on proven fundamentals. These include growth and value characteristics as well as other dimensions such as analyst expectations. The six 20% moves in the MSCI Emerging Markets Index made it very difficult for our process to capitalize on a trend; in effect, the only consistent feature of the market during this

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6  | USAA EMERGING MARKETS FUND
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    period was extreme volatility. Towards the end of the reporting year, the rally became more broad-based, and this allowed our model and process to get some traction.

    The relative underperformance was a result of individual stock selection, which is where we typically add most value, concentrated in the most cyclical countries and industries of the market. Stock selection was difficult for us in South Africa, China, Russia, Brazil and South Korea, as well as in the materials, capital goods, and diversified financials industries. These were the countries and industries where earnings estimates were gyrating wildly based on changes in commodity prices and expectations about demand from developed markets for both commodities and manufactured goods.

o   WHAT'S BATTERYMARCH'S OUTLOOK?

    As the rally broadened and became more sustainable, we began to see more positive signals from other portions of our model besides deep value. From a much more defensive stance during the extreme volatility, our industry exposures are now more balanced, with our biggest overweights being in autos and consumer durables. We're closer to neutral in materials and less exposed to telecoms, food, beverage and tobacco stocks. On a country level, we ended the reporting period overweight in Russia, Brazil, Turkey, and South Korea, with the latter looking likely to benefit from the devaluation of its currency relative to those of its major competitors.

    The Index is trading at 12 times earnings, well above the seven times we saw in October 2008, and emerging markets are now much more in favor globally than in the final quarter of 2008. Thus, the investment case is no longer as compelling and straight-forward. That said, the financial crisis was more of a cyclical phenomenon than in the developed countries (where more structural changes were needed). Emerging markets are coming out of the global downturn much more quickly than the developed world, and their long-term growth prospects are far superior; we believe they should continue to outperform in the long run.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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FUND RECOGNITION

USAA EMERGING MARKETS FUND SHARES

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                            LIPPER LEADERS (OVERALL)

                              [5]            [5]
                            EXPENSE          TAX
                                          EFFICIENCY

The Emerging Markets Fund Shares are listed as a Lipper Leader for Expense and Tax Efficiency among 221 funds within the Lipper Emerging Markets Funds category for the overall period ended May 31, 2009. The Fund received a Lipper Leader rating for Expense and Tax Efficiency among 221, 182 and 105 funds for the three-, five-, and 10-year periods. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of May 31, 2009. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of May 31, 2009. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense and Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2009, Reuters, All Rights Reserved.

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8  | USAA EMERGING MARKETS FUND
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INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES
(Ticker Symbol: USEMX)

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                                       5/31/09                      5/31/08
--------------------------------------------------------------------------------
Net Assets                         $425.9 Million               $622.4 Million
Net Asset Value Per Share              $14.41                       $24.47

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/09
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     1 YEAR                        5 YEARS                        10 YEARS
    -34.71%                         12.33%                          7.92%

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                                 EXPENSE RATIO*
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                                      1.52%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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                    o   CUMULATIVE PERFORMANCE COMPARISON   o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               MSCI EMERGING         LIPPER EMERGING           USAA EMERGING
               MARKETS INDEX       MARKETS FUNDS INDEX       MARKETS FUND SHARES
               -------------       -------------------       -------------------
05/31/99        $10,000.00             $10,000.00                $10,000.00
06/30/99         11,134.92              11,123.05                 11,071.85
07/31/99         10,832.43              10,846.29                 10,820.79
08/31/99         10,930.99              10,726.22                 10,654.68
09/30/99         10,561.06              10,345.29                 10,156.35
10/31/99         10,785.93              10,656.64                 10,381.79
11/30/99         11,753.05              11,832.13                 11,247.92
12/31/99         13,247.80              13,910.83                 12,873.41
01/31/00         13,326.76              13,749.57                 12,600.52
02/29/00         13,502.77              14,158.77                 13,027.66
03/31/00         13,568.66              14,200.77                 13,003.93
04/30/00         12,282.45              12,655.86                 11,342.84
05/31/00         11,774.67              11,982.23                 10,654.68
06/30/00         12,189.43              12,576.37                 11,224.19
07/31/00         11,562.54              12,063.25                 10,712.16
08/31/00         11,619.39              12,187.90                 10,854.67
09/30/00         10,604.83              11,023.09                  9,892.71
10/31/00          9,835.95              10,200.14                  9,298.91
11/30/00          8,975.87               9,278.12                  8,360.71
12/31/00          9,192.66               9,613.03                  8,764.49
01/31/01         10,458.49              10,726.79                  9,583.94
02/28/01          9,639.58               9,895.02                  8,764.49
03/31/01          8,692.79               8,951.09                  7,980.68
04/30/01          9,122.31               9,408.44                  8,348.83
05/31/01          9,231.20               9,667.17                  8,503.22
06/30/01          9,041.71               9,498.53                  8,384.46
07/31/01          8,470.36               8,909.48                  7,945.05
08/31/01          8,386.81               8,793.31                  7,660.02
09/30/01          7,088.70               7,538.53                  6,698.07
10/31/01          7,528.62               7,934.24                  7,030.60
11/30/01          8,314.63               8,720.19                  7,588.77
12/31/01          8,974.61               9,276.77                  8,256.67
01/31/02          9,278.74               9,642.53                  8,661.76
02/28/02          9,431.18               9,858.22                  8,935.79
03/31/02          9,999.44              10,398.15                  9,531.51
04/30/02         10,063.37              10,525.18                  9,543.42
05/31/02          9,903.03              10,428.37                  9,448.11
06/30/02          9,160.09               9,666.16                  8,745.16
07/31/02          8,463.40               8,943.72                  8,006.47
08/31/02          8,593.81               9,017.09                  8,101.78
09/30/02          7,666.61               8,112.86                  7,232.03
10/31/02          8,164.08               8,499.80                  7,494.15
11/30/02          8,726.05               9,071.60                  8,018.38
12/31/02          8,436.12               8,847.42                  7,839.67
01/31/03          8,399.39               8,796.17                  7,744.35
02/28/03          8,172.69               8,588.68                  7,529.89
03/31/03          7,940.96               8,311.73                  7,315.43
04/30/03          8,648.27               9,112.58                  8,018.38
05/31/03          9,268.97               9,767.84                  8,614.10
06/30/03          9,797.25              10,259.55                  9,031.10
07/31/03         10,410.83              10,729.19                  9,531.51
08/31/03         11,109.60              11,446.02                 10,020.00
09/30/03         11,191.05              11,699.89                 10,246.37
10/31/03         12,143.38              12,611.25                 11,020.81
11/30/03         12,292.60              12,798.36                 11,223.35
12/31/03         13,183.77              13,885.79                 11,997.79
01/31/04         13,651.99              14,282.82                 12,367.13
02/29/04         14,281.76              14,923.94                 12,903.28
03/31/04         14,465.27              15,124.10                 12,986.68
04/30/04         13,282.63              13,932.09                 12,188.42
05/31/04         13,106.54              13,660.22                 11,985.87
06/30/04         13,080.50              13,730.36                 12,140.76
07/31/04         12,849.21              13,528.85                 11,962.04
08/31/04         13,387.08              14,054.55                 12,319.47
09/30/04         14,160.28              14,878.69                 12,903.28
10/31/04         14,499.51              15,332.74                 13,224.97
11/30/04         15,842.53              16,593.68                 14,428.32
12/31/04         16,605.21              17,453.57                 15,140.50
01/31/05         16,657.77              17,515.61                 14,996.76
02/28/05         18,120.47              18,976.09                 16,134.70
03/31/05         16,926.68              17,685.85                 15,008.74
04/30/05         16,475.53              17,253.05                 14,709.29
05/31/05         17,055.60              17,786.84                 15,080.61
06/30/05         17,644.34              18,377.26                 15,643.59
07/31/05         18,892.82              19,645.86                 16,625.81
08/31/05         19,062.89              19,951.32                 16,697.68
09/30/05         20,840.43              21,696.23                 18,027.26
10/31/05         19,478.81              20,387.95                 16,769.54
11/30/05         21,091.60              21,916.07                 17,943.41
12/31/05         22,341.02              23,152.63                 19,007.82
01/31/06         24,849.91              25,817.49                 20,732.52
02/28/06         24,826.24              25,666.40                 20,744.58
03/31/06         25,048.79              26,014.68                 21,166.71
04/30/06         26,836.16              27,857.53                 22,577.82
05/31/06         24,030.56              24,794.61                 20,286.27
06/30/06         23,979.65              24,671.79                 20,165.66
07/31/06         24,338.28              25,202.09                 20,286.27
08/31/06         24,970.56              25,888.43                 20,708.40
09/30/06         25,180.45              26,081.09                 21,070.22
10/31/06         26,377.43              27,443.23                 22,023.02
11/30/06         28,342.35              29,246.54                 23,590.93
12/31/06         29,621.18              30,577.57                 24,588.70
01/31/07         29,314.32              30,431.08                 24,454.61
02/28/07         29,144.51              30,145.57                 24,149.84
03/31/07         30,316.28              31,294.71                 24,991.00
04/30/07         31,724.11              32,777.27                 25,978.45
05/31/07         33,303.64              34,541.18                 27,636.39
06/30/07         34,878.89              35,744.12                 28,648.22
07/31/07         36,737.28              37,039.92                 29,830.72
08/31/07         35,968.60              36,237.02                 29,318.71
09/30/07         39,943.54              39,752.40                 31,769.04
10/31/07         44,401.18              43,993.96                 34,938.63
11/30/07         41,256.49              41,290.71                 32,622.40
12/31/07         41,403.87              41,662.83                 32,852.25
01/31/08         36,249.04              37,061.61                 29,914.46
02/29/08         38,937.85              38,679.22                 31,135.19
03/31/08         36,880.81              36,877.19                 29,887.63
04/30/08         39,879.77              39,666.60                 32,262.01
05/31/08         40,631.16              40,397.28                 32,825.42
06/30/08         36,585.36              36,241.35                 29,659.59
07/31/08         35,234.30              34,974.28                 28,841.30
08/31/08         32,431.47              32,316.96                 26,681.55
09/30/08         26,759.35              27,017.52                 22,348.65
10/31/08         19,439.79              19,171.48                 16,057.23
11/30/08         17,977.80              17,530.93                 14,635.28
12/31/08         19,384.91              18,848.71                 15,884.79
01/31/09         18,140.95              17,222.02                 14,575.93
02/28/09         17,120.61              16,252.02                 13,862.01
03/31/09         19,583.35              18,346.95                 15,587.32
04/30/09         22,845.21              21,378.45                 18,145.55
05/31/09         26,762.02              25,251.31                 21,432.57

                                   [END CHART]

                          Data from 5/31/99 to 5/31/09.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                                                   5/31/09
--------------------------------------------------------------------------------
Net Assets                                                      $23.3 Million
Net Asset Value Per Share                                           $14.41

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/09
--------------------------------------------------------------------------------

                            SINCE INCEPTION 8/01/08**
                                     -24.54%

--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------
   Before Reimbursement            1.29%           After Reimbursement 1.13%

*The USAA Emerging Markets Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO). BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED OCTOBER 1, 2008. FOR THE FIRST TWO FISCAL YEARS, IMCO HAS VOLUNTARILY AGREED TO LIMIT THE INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSES TO 1.13%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND TO REIMBURSE THE INSTITUTIONAL SHARES FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             MSCI EMERGING       USAA EMERGING MARKETS         LIPPER EMERGING
             MARKETS INDEX     FUND INSTITUTIONAL SHARES     MARKETS FUNDS INDEX
             -------------     -------------------------     -------------------
07/31/08      $10,000.00              $10,000.00                 $10,000.00
08/31/08        9,204.52                9,355.60                   9,240.21
09/30/08        7,594.69                7,836.31                   7,724.97
10/31/08        5,517.29                5,630.29                   5,481.60
11/30/08        5,102.36                5,131.70                   5,012.52
12/31/08        5,501.72                5,573.05                   5,389.31
01/31/09        5,148.66                5,117.79                   4,924.20
02/28/09        4,859.08                4,871.84                   4,646.85
03/31/09        5,558.04                5,484.09                   5,245.84
04/30/09        6,483.80                6,384.15                   6,112.62
05/31/09        7,595.45                7,545.85                   7,219.97

                                   [END CHART]

                    *Data from 7/31/08 to 5/31/09.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

The graph on page 12 illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the following benchmarks:

o The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 5/31/09
                                (% of Net Assets)

    Diversified Banks ............................................... 15.0%
    Integrated Oil & Gas ............................................ 12.1%
    Wireless Telecommunication Services .............................  8.8%
    Semiconductors ..................................................  5.7%
    Money Market Funds ..............................................  3.7%
    Diversified Metals & Mining .....................................  3.3%
    Integrated Telecommunication Services ...........................  3.0%
    Steel ...........................................................  3.0%
    Automobile Manufacturers ........................................  2.5%
    Computer Hardware ...............................................  2.3%

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 5/31/09
                                (% of Net Assets)

    Petroleo Brasileiro S.A. ADR ....................................  3.6%
    Samsung Electronics Co. Ltd. ....................................  3.0%
    OAO Gazprom ADR .................................................  2.9%
    America Movil S.A.B. de C.V. ADR "L" ............................  1.7%
    China Mobile Ltd. ...............................................  1.7%
    Itau Unibanco Banco Multiplo S.A. GDR ...........................  1.7%
    LUKoil Holdings ADR .............................................  1.7%
    PetroChina Co. Ltd. "H" .........................................  1.2%
    Vale S.A. ADR ...................................................  1.2%
    State Bank of India Ltd. GDR ....................................  1.1%

You will find a complete list of securities that the Fund owns on pages 18-31.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

                      o  ASSET ALLOCATION -- 5/31/2009*  o

                         [PIE CHART OF ASSET ALLOCATION]

China                                                                      12.2%
South Korea                                                                11.8%
Brazil                                                                     11.4%
Taiwan                                                                     10.0%
South Africa                                                                7.7%
Russia                                                                      6.8%
Mexico                                                                      6.1%
India                                                                       5.0%
Thailand                                                                    3.4%
Hong Kong                                                                   3.1%
Malaysia                                                                    3.1%
Other**                                                                    17.5%

                                   [END CHART]

 * Excludes short-term investments purchased with cash collateral from securities loaned.

** Includes countries with less than 3% of portfolio and money market instruments (3.2%).

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2009, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2010.

For the fiscal year ended May 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $17,466,000 as long-term capital gains for the fiscal year ended May 31, 2009.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2009, by the Fund are $13,181,000 and $812,000, respectively.

For the fiscal year ended May 31, 2009, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $89,000 as qualifying interest income.

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 15, 2009

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2009

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (94.5%)

             COMMON STOCKS (87.5%)

             CONSUMER DISCRETIONARY (7.9%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.4%)
12,452,000   Bosideng International Holdings Ltd.(a)                                            $  1,697
    73,500   Ports Design Ltd.(a)                                                                    150
                                                                                                --------
                                                                                                   1,847
                                                                                                --------
             APPAREL RETAIL (0.0%)
    10,900   Foschini Ltd.                                                                            64
                                                                                                --------
             AUTO PARTS & EQUIPMENT (0.6%)
    28,100   Hyundai Mobis(a)                                                                      2,660
                                                                                                --------
             AUTOMOBILE MANUFACTURERS (2.5%)
 6,857,800   Denway Motors Ltd.(a)                                                                 3,322
 1,886,000   Dongfeng Motor Group Co. Ltd.(a)                                                      1,814
 5,235,000   Geely Automobile Holdings Ltd.(a)                                                     1,028
    28,729   Hyundai Motor Co. Ltd.(a)                                                             1,600
   108,482   Mahindra & Mahindra Ltd. GDR                                                          1,488
   888,000   PT Astra International Tbk(a)                                                         1,797
                                                                                                --------
                                                                                                  11,049
                                                                                                --------
             BROADCASTING (0.5%)
   537,500   ABS-CBN Broadcasting Corp. PDR, acquired 11/18/2004 - 4/20/2006;
             cost $169(a),(b)                                                                        244
   614,500   BEC World Public Co. Ltd.(a)                                                            347
    81,600   Grupo Televisa S.A. de C.V. ADR                                                       1,451
                                                                                                --------
                                                                                                   2,042
                                                                                                --------
             CABLE & SATELLITE (0.0%)
   125,300   Astro All Asia Networks plc(a)                                                          106
                                                                                                --------
             CASINOS & GAMING (0.5%)
   709,190   Genting Berhad(a)                                                                     1,110
    86,050   Kangwon Land, Inc.(a)                                                                 1,120
                                                                                                --------
                                                                                                   2,230
                                                                                                --------
             CONSUMER ELECTRONICS (0.3%)
    15,180   LG Electronics, Inc.(a)                                                               1,464
                                                                                                --------

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             DEPARTMENT STORES (0.6%)
   348,000   Golden Eagle Retail Group Ltd.(a)                                                  $    347
    12,078   Lotte Shopping Co. Ltd.(a)                                                            2,322
                                                                                                --------
                                                                                                   2,669
                                                                                                --------
             FOOTWEAR (0.3%)
   170,400   Grendene S.A., acquired 12/27/2004 - 6/17/2008; cost $1,823(b)                        1,342
                                                                                                --------
             GENERAL MERCHANDISE STORES (0.1%)
   168,600   Mr. Price Group Ltd.(a)                                                                 575
                                                                                                --------
             HOME FURNISHINGS (0.2%)
   200,620   JD Group Ltd.(a)                                                                        953
                                                                                                --------
             HOMEBUILDING (0.3%)
   416,200   Corporacion GEO, S.A. de C.V. "B"*                                                      723
    30,700   Gafisa S.A. ADR(c)                                                                      556
    13,300   PDG Realty S.A. Empreedimentos                                                          152
                                                                                                --------
                                                                                                   1,431
                                                                                                --------
             HOTELS, RESORTS, & CRUISE LINES (0.5%)
 2,836,600   Resorts World Berhad(a)                                                               2,249
                                                                                                --------
             HOUSEWARES & SPECIALTIES (0.3%)
 1,173,736   Turk Sise ve Cam Fabrikalari A.S.*(a)                                                 1,004
    21,710   Woong Jin Coway Co. Ltd.(a)                                                             494
                                                                                                --------
                                                                                                   1,498
                                                                                                --------
             MOVIES & ENTERTAINMENT (0.1%)
    15,400   CTC Media, Inc.*                                                                        153
                                                                                                --------
             PUBLISHING (0.1%)
    14,100   Woongjin Thinkbig Co. Ltd.(a)                                                           234
                                                                                                --------
             RESTAURANTS (0.1%)
   547,762   Alsea de Mexico S.A.B. de C.V.*                                                         304
                                                                                                --------
             TEXTILES (0.5%)
   447,000   Nien Hsing Textile Co. Ltd.(a)                                                          175
 1,003,500   Texwinca Holdings Ltd.(a)                                                               706
 2,739,000   Weiqiao Textile Co. Ltd. "H"(a)                                                       1,517
                                                                                                --------
                                                                                                   2,398
                                                                                                --------
             Total Consumer Discretionary                                                         35,268
                                                                                                --------
             CONSUMER STAPLES (3.6%)
             -----------------------
             AGRICULTURAL PRODUCTS (1.1%)
   289,000   Astra Argo Lestari Tbk(a)                                                               501
 1,253,632   Chaoda Modern Agriculture Holdings Ltd.(a)                                              786

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
16,259,000   Charoen Pokphand Foods Public Co. Ltd.(a)                                          $  2,015
 5,876,500   Global Bio-chem Technology Group Co. Ltd.(a)                                          1,136
   217,500   IOI Corp. Berhad(a)                                                                     282
                                                                                                --------
                                                                                                   4,720
                                                                                                --------
             BREWERS (0.4%)
    25,000   Compania Cervecerias Unidas S.A. ADR                                                    811
   324,600   Grupo Modelo S.A. de C.V. "C"*                                                        1,109
                                                                                                --------
                                                                                                   1,920
                                                                                                --------
             DISTILLERS & VINTNERS (0.0%)
   868,000   Thai Bevergae Public Co. Ltd.(a)                                                        114
                                                                                                --------
             FOOD RETAIL (0.2%)
    93,200   Shoprite Holdings Ltd.(a)                                                               651
                                                                                                --------
             PACKAGED FOODS & MEAT (0.6%)
   849,000   China Yurun Food Group Ltd.(a)                                                        1,188
   360,856   Gruma S.A. "B"*                                                                         398
     2,200   Nong Shim Co. Ltd.(a)                                                                   372
 1,128,900   Thai Union Frozen Products Public Co. Ltd.(a)                                           773
                                                                                                --------
                                                                                                   2,731
                                                                                                --------
             SOFT DRINKS (0.9%)
    16,450   Coca Cola Femsa S.A. de C.V. ADR                                                        679
   490,400   Embotelladoras Arca S.A., acquired 3/30/2006 - 3/30/2009; cost $1,395(b)              1,246
    17,400   Fomento Economico Mexicano ADR                                                          569
   811,300   Grupo Continental S.A., acquired 7/02/2002 - 3/27/2009; cost $1,429(b)                1,614
                                                                                                --------
                                                                                                   4,108
                                                                                                --------
             TOBACCO (0.4%)
 1,713,400   PT Gudang Garam Tbk, acquired 7/11/2003 - 3/30/2009; cost $1,443(a),(b)               1,892
                                                                                                --------
             Total Consumer Staples                                                               16,136
                                                                                                --------
             ENERGY (11.7%)
             --------------
             COAL & CONSUMABLE FUELS (0.4%)
    20,100   Banpu Public Co. Ltd. NVDR(a)                                                           187
   514,400   PT Bumi Resources Tbk(a)                                                                 98
   724,000   Yanzhou Coal Mining Co. Ltd. "H"(a)                                                     912
    34,970   Yanzhou Coal Mining Co. Ltd. ADR "H"(c)                                                 442
                                                                                                --------
                                                                                                   1,639
                                                                                                --------
             INTEGRATED OIL & GAS (8.5%)
   556,000   China Petroleum and Chemical Corp. "H"(a)                                               454
   140,990   LUKoil Holdings ADR                                                                   7,473
   560,200   OAO Gazprom ADR(a)                                                                   13,159
   118,600   OJSC OC Rosneft*                                                                        796

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
 4,612,000   PetroChina Co. Ltd. "H"(a)                                                         $  5,295
    17,700   PetroChina Co. Ltd. ADR                                                               2,058
    59,140   Petroleo Brasileiro S.A. ADR                                                          2,604
   254,400   PTT Public Co. Ltd.(a)                                                                1,634
   106,310   Sasol Ltd.(a)                                                                         4,020
    17,000   Sasol Ltd. ADR                                                                          642
                                                                                                --------
                                                                                                  38,135
                                                                                                --------
             OIL & GAS EXPLORATION & PRODUCTION (1.2%)
 1,435,000   CNOOC Ltd.(a)                                                                         1,890
     7,800   CNOOC Ltd. ADR                                                                        1,045
   112,740   JKX Oil & Gas plc(a)                                                                    394
    25,900   NovaTek OAO GDR(a)                                                                    1,364
   170,500   PTT Exploration & Production plc GDR(a)                                                 647
                                                                                                --------
                                                                                                   5,340
                                                                                                --------
             OIL & GAS REFINING & MARKETING (1.6%)
    48,800   Reliance Industries Ltd. GDR*(a)                                                      4,762
     4,820   SK Corp.(a)                                                                             420
    16,300   SK Energy Co. Ltd.(a)                                                                 1,382
    60,890   Tupras-Turkiye Petrol Rafinerileri A.S.(a)                                              769
                                                                                                --------
                                                                                                   7,333
                                                                                                --------
             Total Energy                                                                         52,447
                                                                                                --------
             FINANCIALS (18.9%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    29,470   KB Financial Group, Inc. ADR*(c)                                                        942
                                                                                                --------
             DIVERSIFIED BANKS (14.5%)
    63,300   ABSA Group Ltd.(a)                                                                      810
   146,500   Banco Bradesco S.A. ADR                                                               2,237
    12,100   Banco Santander Chile S.A. ADR                                                          504
   440,740   Bangkok Bank Public Co. Ltd.(a)                                                       1,175
   326,550   Bank Hapoalim Ltd.*(a)                                                                  873
 8,255,000   Bank of China Ltd. "H"(a)                                                             3,717
   736,877   Bank of the Philippine Islands(a)                                                       689
    12,080   Bank Polska Kasa Opieki S.A.*(a)                                                        412
 5,078,620   China Construction Bank Corp. "H"(a)                                                  3,314
    56,500   China Merchants Bank Co. Ltd. "H"(a)                                                    116
 3,842,537   Chinatrust Financial Holding Co. Ltd.(a)                                              2,555
    65,038   Commercial International Bank(a)                                                        531
 1,822,877   First Financial Holding Co. Ltd.(a)                                                   1,235
     9,700   HDFC Bank Ltd. ADR*                                                                     965
    43,200   ICICI Bank Ltd. ADR                                                                   1,345

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
 3,163,300   Industrial and Commercial Bank of China Ltd. "H"(a)                                $  1,991
   906,916   Israel Discount Bank "A"(a)                                                           1,146
   476,001   Itau Unibanco Banco Multiplo S.A. GDR                                                 7,640
 1,609,200   Kasikornbank Public Co. Ltd.(a)                                                       2,774
    87,134   KB Financial Group, Inc.*(a)                                                          2,826
11,534,300   Krung Thai Bank Public Co. Ltd.(a)                                                    2,440
 2,989,270   Malayan Banking Berhad(a)                                                             4,334
 2,555,000   Mega Financial Holding Co. Ltd.(a)                                                    1,302
   291,000   Metropolitan Bank & Trust Co.(a)                                                        210
   177,565   Nedcor Ltd.(a)                                                                        1,998
 1,713,000   PT Bank Rakyat Indonesia(a)                                                           1,046
    53,169   Shinhan Financial Group Co. Ltd.*(a)                                                  1,354
   631,600   Siam Commercial Bank Public Co. Ltd.(a)                                               1,250
 7,541,639   SinoPac Financials Holdings Co. Ltd.(a)                                               2,389
   108,100   Standard Bank Group Ltd.(a)                                                           1,129
    73,960   State Bank of India Ltd. GDR*(a)                                                      5,915
   285,200   Turkiye Garanti Bankasi A.S.*(a)                                                        722
   813,345   Turkiye Is Bankasi(a)                                                                 2,838
   645,500   Union Bank of the Philippines(a)                                                        338
   719,700   Yapi ve Kredi Bankasi A.S.*(a)                                                        1,111
                                                                                                --------
                                                                                                  65,231
                                                                                                --------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.5%)
    65,500   Brascan Residential Properties S.A.                                                     133
    44,900   Camargo Correa Desenvolvimento Imbiliario S.A.                                           89
   285,040   China Overseas Land & Investment Ltd.(a)                                                603
   148,500   China Vanke Co. "B"(a)                                                                  187
 1,227,900   Consorcio ARA S.A. de C.V.*                                                             577
   310,000   Hopson Development Holdings Ltd.(a)                                                     450
   685,300   Shui On Land Ltd.(a)                                                                    447
                                                                                                --------
                                                                                                   2,486
                                                                                                --------
             INVESTMENT BANKING & BROKERAGE (0.3%)
    81,000   Hyundai Securities Co. Ltd.(a)                                                          891
   909,000   Polaris Securities(a)                                                                   542
                                                                                                --------
                                                                                                   1,433
                                                                                                --------
             LIFE & HEALTH INSURANCE (1.1%)
    51,700   Amil Participacoes S.A.                                                                 243
   476,000   Cathay Financial Holding Co. Ltd.(a)                                                    779
 1,155,840   China Life Insurance Co. Ltd.*(a)                                                       616
   595,000   China Life Insurance Co. Ltd. "H"(a)                                                  2,173
   132,900   Discovery Holdings Ltd.(a)                                                              468
   328,894   Sanlam Ltd.(a)                                                                          713
                                                                                                --------
                                                                                                   4,992
                                                                                                --------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (0.1%)
    17,100   Porto Seguro S.A.                                                                  $    130
    25,300   Sul America S.A.                                                                        366
                                                                                                --------
                                                                                                     496
                                                                                                --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.8%)
 1,438,540   FirstRand Ltd.(a)                                                                     2,489
 1,281,000   Yuanta Financial Holdings Co. Ltd.(a)                                                   962
                                                                                                --------
                                                                                                   3,451
                                                                                                --------
             PROPERTY & CASUALTY INSURANCE (0.6%)
    17,100   Dongbu Insurance Co. Ltd.(a)                                                            337
    41,000   Hyundai Marine & Fire Insurance Co. Ltd.(a)                                             481
    35,990   LIG Non-Life Insurance Co. Ltd.(a)                                                      443
     8,785   Samsung Fire & Marine Insurance Co. Ltd.(a)                                           1,288
                                                                                                --------
                                                                                                   2,549
                                                                                                --------
             REAL ESTATE DEVELOPMENT (0.1%)
   453,000   SOHO China Ltd.(a)                                                                      293
                                                                                                --------
             REGIONAL BANKS (0.6%)
   416,800   Asya Katilim Bankasi A.S.*(a)                                                           496
   106,800   BM&F Bovespa S.A.                                                                       612
   385,100   Turkiye Halk Bankasi(a)                                                               1,498
                                                                                                --------
                                                                                                   2,606
                                                                                                --------
             REINSURANCE (0.1%)
    39,900   Korean Reinsurance Co. Ltd.(a)                                                          378
                                                                                                --------
             Total Financials                                                                     84,857
                                                                                                --------
             HEALTH CARE (1.9%)
             ------------------
             MANAGED HEALTH CARE (0.2%)
   246,300   Medical Saude S.A.*                                                                   1,007
                                                                                                --------
             PHARMACEUTICALS (1.7%)
   218,956   Aspen Pharmacare Holdings Ltd.*(a)                                                    1,321
    46,400   Dr. Reddy's Laboratories ADR                                                            624
     7,860   Gedeon Richter RT(a)                                                                  1,151
 6,852,200   PT Kalbe Farma Tbk(a)                                                                   587
    78,150   Teva Pharmaceutical Industries Ltd. ADR                                               3,623
                                                                                                --------
                                                                                                   7,306
                                                                                                --------
             Total Health Care                                                                     8,313
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             INDUSTRIALS (6.3%)
             ------------------
             AIR FREIGHT & LOGISTICS (0.4%)
    38,300   Log-In Logistica Intermodal S.A.                                                   $    152
 5,778,200   Sinotrans Ltd. "H"(a)                                                                 1,524
                                                                                                --------
                                                                                                   1,676
                                                                                                --------
             AIRLINES (0.6%)
 1,184,000   Air China Ltd. "H"*(a)                                                                  588
 3,006,000   China Southern Airlines Co. Ltd. "H"*(a)                                                927
   495,200   Thai Airways International Public Co. Ltd.*(a)                                          216
   180,400   Turk Hava Yollari Anonim Ortakligi(a)                                                 1,050
                                                                                                --------
                                                                                                   2,781
                                                                                                --------
             BUILDING PRODUCTS (0.3%)
   652,000   China National Building Material Co. Ltd. "H"(a)                                      1,431
                                                                                                --------
             CONSTRUCTION & ENGINEERING (0.8%)
   176,400   China Railway Group Ltd. "H"*(a)                                                        146
 1,857,200   Gamuda Berhad(a)                                                                      1,340
    25,000   Orascom Construction Industries(a)                                                      822
    16,900   Samsung Engineering Co. Ltd.(a)                                                       1,212
                                                                                                --------
                                                                                                   3,520
                                                                                                --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.0%)
 1,264,900   China South Locomotive & Rolling Stock Industry Group(a)                                829
   820,000   PT United Tractors Tbk(a)                                                               814
    51,600   Samsung Heavy Industries Co. Ltd.(a)                                                  1,250
   571,000   Sinotruk (Hong Kong) Ltd.(a)                                                            686
   221,000   Weichai Power Co. Ltd. "H"(a)                                                           844
                                                                                                --------
                                                                                                   4,423
                                                                                                --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     7,200   LS Industrial Systems Co. Ltd.(a)                                                       464
                                                                                                --------
             HEAVY ELECTRICAL EQUIPMENT (0.2%)
   406,900   China High Speed Transmission Equipment Group Co. Ltd.(a)                               854
                                                                                                --------
             HIGHWAYS & RAILTRACKS (0.3%)
 1,716,000   Anhui Expressway Co. Ltd. "H"(a)                                                      1,047
   204,000   Zhejiang Expressway Co. Ltd. "H"(a)                                                     159
                                                                                                --------
                                                                                                   1,206
                                                                                                --------
             INDUSTRIAL CONGLOMERATES (1.6%)
   140,920   Barloworld Ltd.(a)                                                                      658
    17,500   Bidvest Group Ltd.(a)                                                                   205
    30,120   LG Corp.(a)                                                                           1,555
   542,300   Mexichem S.A. de C.V.                                                                   613
   310,831   NWS Holdings Ltd.(a)                                                                    680

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
     2,900   Orion Corp.(a)                                                                     $    557
     9,700   Samsung Techwin Co. Ltd.(a)                                                             593
 1,204,600   Sime Darby Berhad(a)                                                                  2,490
                                                                                                --------
                                                                                                   7,351
                                                                                                --------
             INDUSTRIAL MACHINERY (0.1%)
   127,900   Metalfrio Solutions S.A., acquired 4/12/2007 - 6/20/2007; cost $1,253*(b)               266
    10,000   TK Corp.*(a)                                                                            321
                                                                                                --------
                                                                                                     587
                                                                                                --------
             MARINE (0.1%)
   148,000   U-Ming Marine Transport Corp.(a)                                                        308
                                                                                                --------
             MARINE PORTS & SERVICES (0.6%)
 2,090,000   Cosco Pacific Ltd.(a)                                                                 2,842
                                                                                                --------
             RAILROADS (0.0%)
   134,000   Zhuzhou CSR Times Electric Co. Ltd. "H"(a)                                              196
                                                                                                --------
             TRUCKING (0.2%)
   140,000   Localiza Rent a Car S.A.                                                                876
                                                                                                --------
             Total Industrials                                                                    28,515
                                                                                                --------
             INFORMATION TECHNOLOGY (11.7%)
             ------------------------------
             APPLICATION SOFTWARE (0.2%)
     4,870   NCsoft Corp.(a)                                                                         733
                                                                                                --------
             COMMUNICATIONS EQUIPMENT (0.1%)
   260,500   China Railway Construction Corp.*(a)                                                    376
   405,000   Microelectronics(a)                                                                     209
                                                                                                --------
                                                                                                     585
                                                                                                --------
             COMPUTER HARDWARE (2.3%)
 3,952,421   Compal Electronics, Inc.(a)                                                           3,366
   130,000   High Tech Computer Corp.(a)                                                           2,107
 2,330,709   Quanta Computer, Inc.(a)                                                              3,829
   676,000   Wistron Corp.(a)                                                                      1,074
                                                                                                --------
                                                                                                  10,376
                                                                                                --------
             COMPUTER STORAGE & PERIPHERALS (0.5%)
   172,000   Catcher Technology Co. Ltd.(a)                                                          491
   239,000   Lite-On Technology Corp.(a)                                                             212
 3,583,530   TPV Technology Ltd.(a)                                                                1,463
                                                                                                --------
                                                                                                   2,166
                                                                                                --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    50,700   LG Philips LCD Co. Ltd.(a)                                                            1,198
   454,357   Nan Ya Printed Circuit Board Corp.(a)                                                 1,365

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
   844,000   Radiant Opto-Electronics Corp.(a)                                                  $    962
 4,509,440   Yageo Corp.(a)                                                                        1,098
                                                                                                --------
                                                                                                   4,623
                                                                                                --------
             ELECTRONIC MANUFACTURING SERVICES (0.9%)
 1,080,860   Hon Hai Precision Industry Corp. Ltd.(a)                                              4,115
                                                                                                --------
             INTERNET SOFTWARE & SERVICES (0.5%)
   207,200   Tencent Holdings Ltd.(a)                                                              2,307
                                                                                                --------
             IT CONSULTING & OTHER SERVICES (0.4%)
    54,940   Infosys Technologies Ltd. ADR                                                         1,900
                                                                                                --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
   515,000   King Yuan Electronics Co. Ltd.(a)                                                       182
                                                                                                --------
             SEMICONDUCTORS (5.7%)
    68,000   Media Tek, Inc.(a)                                                                      845
    22,000   Novatek Microelectronics Corp.(a)                                                        54
   131,000   Realtek Semiconductor Corp.(a)                                                          264
    29,527   Samsung Electronics Co. Ltd.(a)                                                      13,239
    83,395   Siliconware Precision Industries Co. ADR(c)                                             617
 2,637,815   Taiwan Semiconductor Manufacturing Co. Ltd.(a)                                        4,951
   136,732   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                       1,496
 6,829,286   United Microelectronics Corp.(a)                                                      2,753
   355,500   United Microelectronics Corp. ADR(c)                                                  1,138
   444,000   Vanguard International Semiconductor Corp.(a)                                           196
                                                                                                --------
                                                                                                  25,553
                                                                                                --------
             Total Information Technology                                                         52,540
                                                                                                --------
             MATERIALS (10.7%)
             -----------------
             COMMODITY CHEMICALS (0.6%)
   432,000   Formosa Plastics Corp.(a)                                                               859
    14,160   Hanwha Chemical Corp.(a)                                                                117
     1,200   Hyosung Chemical, Inc.(a)                                                               101
     7,940   LG Chem Ltd.(a)                                                                         971
 1,690,810   Sinopec Shanghai Petrochemical Co. Ltd. "H"*(a)                                         633
                                                                                                --------
                                                                                                   2,681
                                                                                                --------
             CONSTRUCTION MATERIALS (1.5%)
   111,592   Cemex S.A. de C.V. ADR*                                                               1,089
   345,020   India Cements Ltd. GDR(a)                                                             2,258
   136,300   Pretoria Portland Cement Co. Ltd.(a)                                                    527
   217,500   PT Semen Gresik (Perssero) Tbk.*(a)                                                      99
   356,500   Siam Makro Public Co. Ltd.(a)                                                         1,373
 1,132,000   Taiwan Cement Corp.(a)                                                                1,191
                                                                                                --------
                                                                                                   6,537
                                                                                                --------

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             DIVERSIFIED METALS & MINING (3.3%)
   659,000   China Molybdenum Co. Ltd.(a)                                                       $    440
   510,797   Grupo Mexico S.A.B. de C.V. "B"                                                         481
   375,050   Hindalco Industries Ltd. GDR(a)                                                         649
   145,000   Jiangxi Copper Co. "H"(a)                                                               242
     9,520   Korea Zinc Co. Ltd.(a)                                                                1,080
   166,004   Mining and Metallurgical Co. Norilsk Nickel ADR*                                      1,904
    19,330   Poongsan Corp.*(a)                                                                      289
    73,610   Sterlite Industries India Ltd. ADR                                                      969
   176,120   Vale S.A.                                                                             3,373
   344,600   Vale S.A. ADR                                                                         5,593
                                                                                                --------
                                                                                                  15,020
                                                                                                --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
   290,000   China BlueChemical Ltd.(a)                                                              173
    89,200   Israel Chemicals Ltd.(a)                                                              1,008
                                                                                                --------
                                                                                                   1,181
                                                                                                --------
             GOLD (1.2%)
    84,416   AngloGold Ashanti Ltd. ADR                                                            3,574
    70,700   Gold Fields Ltd.(a)                                                                     968
    63,550   Gold Fields Ltd. ADR                                                                    863
                                                                                                --------
                                                                                                   5,405
                                                                                                --------
             METAL & GLASS CONTAINERS (0.4%)
   970,874   Nampak Ltd.(a)                                                                        1,726
                                                                                                --------
             PAPER PRODUCTS (0.3%)
   382,000   Nine Dragons Paper Holdings Ltd.(a)                                                     278
   380,881   Sappi Ltd.(a)                                                                         1,318
                                                                                                --------
                                                                                                   1,596
                                                                                                --------
             PRECIOUS METALS & MINERALS (0.6%)
     8,900   Anglo Platinum Ltd.(a)                                                                  621
    84,800   Impala Platinum Holdings Ltd.(a)                                                      2,057
                                                                                                --------
                                                                                                   2,678
                                                                                                --------
             STEEL (2.5%)
   203,010   ArcelorMittal South Africa Ltd.(a)                                                    2,439
   560,000   Chongqing Iron & Steel Co. Ltd.(a)                                                      218
   346,600   El Ezz Steel Rebars S.A.E.(a)                                                           666
    77,100   Gerdau S.A. ADR                                                                         802
   538,000   Maanshan Iron & Steel Co. Ltd.*(a)                                                      298
   134,000   Mechel OAO ADR*                                                                       1,475
     6,688   POSCO(a)                                                                              2,242
    18,180   POSCO ADR                                                                             1,525

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
   236,700   Severstal Joint Stock Co.*                                                         $  1,342
    18,925   Usinas Siderurgicas de Minas Gerais S.A.                                                363
                                                                                                --------
                                                                                                  11,370
                                                                                                --------
             Total Materials                                                                      48,194
                                                                                                --------
             TELECOMMUNICATION SERVICES (11.2%)
             ----------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.6%)
   360,000   China Telecom Corp. Ltd. "H"(a)                                                         171
   162,533   Chunghwa Telecom Co. Ltd.(a)                                                            310
    17,572   Chunghwa Telecom Co. Ltd. ADR                                                           334
    24,630   KT Corp.(a)                                                                             667
   154,000   KT Corp. ADR                                                                          2,085
    33,130   LG Dacom Corp.(a)                                                                       486
   316,460   Magyar Tavkozlesi Rt.(a)                                                                939
   577,050   Mahanagar Telephone Nigam Ltd. ADR                                                    2,481
 2,699,200   PT Telekomunikasi Indonesia Tbk(a)                                                    1,961
   286,320   Telekomunikacja Polska S.A.*(a)                                                       1,506
   181,850   Telkom S.A. Ltd.(a)                                                                     824
                                                                                                --------
                                                                                                  11,764
                                                                                                --------
             WIRELESS TELECOMMUNICATION SERVICES (8.6%)
   201,430   America Movil S.A.B. de C.V. ADR "L"                                                  7,721
   782,000   China Mobile Ltd.(a)                                                                  7,647
    77,900   China Mobile Ltd. ADR                                                                 3,833
   750,406   China Unicom Hong Kong Ltd.*(a)                                                         929
   102,050   Mobile TeleSystems ADR*                                                               4,234
   269,501   MTN Group Ltd.(a)                                                                     3,930
     9,300   Philippine Long Distance Telephone Co.(a)                                               438
    15,248   SK Telecom Co. Ltd.(a)                                                                2,144
   154,460   SK Telecom Co. Ltd. ADR                                                               2,430
    97,090   Turkcell Iletisim Hizmetleri A.S.(a)                                                    520
   114,460   Turkcell Iletisim Hizmetleri A.S. ADR                                                 1,523
   161,700   Vimpel-Communications ADR*                                                            2,112
    56,300   Vivo Participacoes S.A.                                                               1,136
                                                                                                --------
                                                                                                  38,597
                                                                                                --------
             Total Telecommunication Services                                                     50,361
                                                                                                --------
             UTILITIES (3.6%)
             ----------------
             ELECTRIC UTILITIES (1.9%)
   139,013   Centrais Electricas Brasileiras S.A.                                                  1,896
    76,273   Companhia Energetica de Minas Gerais (CEMIG) ADR                                      1,009
    10,000   Empresa Nacional De Electricidad S.A. ADR                                               447
     8,400   Energias do Brasil                                                                      117
    37,200   Enersis S.A. ADR                                                                        637

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
     2,300   Huaneng Power International, Inc. ADR "H"                                          $     61
    86,220   Korea Electric Power Corp.*(a)                                                        1,966
    47,500   Korea Electric Power Corp. ADR*                                                         545
   772,900   Tenaga Nasional Berhad(a)                                                             1,809
                                                                                                --------
                                                                                                   8,487
                                                                                                --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
 8,980,000   China Power International Development Ltd.*(a)                                        2,463
 1,743,800   Huaneng Power International, Inc. "H"(a)                                              1,163
    85,400   Tractebel Energia S.A.                                                                  796
                                                                                                --------
                                                                                                   4,422
                                                                                                --------
             WATER UTILITIES (0.7%)
    40,904   Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)                          640
    37,040   Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) ADR                    1,157
   119,100   Companhia de Saneamento de Minas Gerais                                               1,574
                                                                                                --------
                                                                                                   3,371
                                                                                                --------
             Total Utilities                                                                      16,280
                                                                                                --------
             Total Common Stocks (cost: $377,103)                                                392,911
                                                                                                --------
             PREFERRED SECURITIES (6.5%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             TEXTILES (0.1%)
   287,688   Companhia de Tecidos Norte de Minas, acquired 5/29/2003 - 4/20/2009;
               cost $1,011(b)                                                                        645
                                                                                                --------
             Total Consumer Discretionary                                                            645
                                                                                                --------
             ENERGY (3.6%)
             -------------
             INTEGRATED OIL & GAS (3.6%)
   466,750   Petroleo Brasileiro S.A. ADR                                                         16,322
                                                                                                --------
             Total Energy                                                                         16,322
                                                                                                --------
             FINANCIALS (0.3%)
             -----------------
             DIVERSIFIED BANKS (0.2%)
    61,400   Bradespar S.A.                                                                          901
                                                                                                --------
             REGIONAL BANKS (0.1%)
   102,100   Banco Panamericano S.A.                                                                 219
                                                                                                --------
             Total Financials                                                                      1,120
                                                                                                --------
             INDUSTRIALS (0.5%)
             ------------------
             AEROSPACE & DEFENSE (0.1%)
    21,784   Embraer Empresa Brasileira de Aeronautica S.A. ADR                                      418
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS (0.4%)
   428,542   Itausa - Investimentos Itau S.A.                                                   $  1,954
                                                                                                --------
             Total Industrials                                                                     2,372
                                                                                                --------
             MATERIALS (1.0%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
   361,700   Braskem S.A. "A"*                                                                     1,316
                                                                                                --------
             PAPER PRODUCTS (0.2%)
   105,600   Suzano Papel e Celulose S.A.*                                                           890
                                                                                                --------
             STEEL (0.5%)
     5,049   Confab Industrial S.A.                                                                   11
    59,500   Metalurgica Gerdau S.A.                                                                 789
    65,075   Usinas Siderurgicas de Minas Gerais S.A.                                              1,290
                                                                                                --------
                                                                                                   2,090
                                                                                                --------
             Total Materials                                                                       4,296
                                                                                                --------
             TELECOMMUNICATION SERVICES (0.6%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
   107,370   Tele Norte Leste Participacoes S.A. ADR                                               1,903
                                                                                                --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    32,900   Tim Participacoes S.A. ADR                                                              646
                                                                                                --------
             Total Telecommunication Services                                                      2,549
                                                                                                --------
             UTILITIES (0.4%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
     7,200   Companhia de Transmissao de Energia Electrica Paulista                                  169
   100,129   Companhia Energetica de Minas Gerais (CEMIG)                                          1,348
                                                                                                --------
                                                                                                   1,517
                                                                                                --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    15,000   Companhia Paranaense de Energia-Copel                                                   215
                                                                                                --------
             Total Utilities                                                                       1,732
                                                                                                --------
             Total Preferred Securities (cost: $28,684)                                           29,036
                                                                                                --------
             EXCHANGE-TRADED NOTES (0.5%)
    45,451   iPath MSCI India Index*(c) (cost: $1,764)                                             2,316
                                                                                                --------
             Total Equity Securities (cost: $407,551)                                            424,263
                                                                                                --------

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY-LINKED STRUCTURED NOTES (0.4%)

             FINANCIALS (0.3%)
             -----------------
             DIVERSIFIED BANKS (0.3%)
   725,100   BNP China Railway Tielong Container Logistics Co. Ltd.*(a)                         $    767
   211,200   BNP Fujian Septwolves Industry Inc.*(a)                                                 431
   214,300   BNP Hubei Chutian Expressway Co. Ltd.*(a)                                               158
                                                                                                --------
             Total Financials                                                                      1,356
                                                                                                --------
             INDUSTRIALS (0.1%)
             ------------------
             RAILROADS (0.1%)
   327,900   BNP China Railway Erju Co. Ltd.(a)                                                      473
                                                                                                --------
             Total Equity Linked Structured Notes (cost: $1,523)                                   1,829
                                                                                                --------
             MONEY MARKET INSTRUMENTS (3.2%)

             MONEY MARKET FUNDS (3.2%)
14,586,810   State Street Institutional Liquid Reserve Fund, 0.55%(d) (cost: $14,587)             14,587
                                                                                                --------
             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (1.0%)

             MONEY MARKET FUNDS (0.3%)
     1,311   AIM Short-Term Investment Co. Liquid Assets Portfolio, 0.60%(d)                           1
 1,366,022   BlackRock Liquidity Funds TempFund, 0.54%(d)                                          1,366
                                                                                                --------
             Total Money Market Funds                                                              1,367
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.7%)
    $2,000   Credit Suisse First Boston LLC, 0.18%, acquired on 5/29/2009 and due 6/1/2009 at $2,000 (collateralized by $2,045 of U.S. Treasury,
               0.23%(e), due 10/22/2009; market value $2,043)                                      2,000
     1,000   Deutsche Bank Securities, Inc., 0.17%, acquired on 5/29/2009 and due 6/01/2009 at $1,000 (collateralized by $942 of Fannie Mae(f),
               6.63%, due 11/15/2010; market value $1,021)                                         1,000
                                                                                                --------
             Total Repurchase Agreements                                                           3,000
                                                                                                --------
             Total Short-term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $4,367)                                               4,367
                                                                                                --------

             TOTAL INVESTMENTS (COST: $428,028)                                                 $445,046
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2009

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    EQUITY-LINKED STRUCTURED NOTES (ELSNs) -- hybrid securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. ELSNs typically are offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in ELSNs creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, ELSNs may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    iPath iPath - Exchange traded notes (ETNs) that are senior, unsecured, unsubordinated debt securities issued by Barclays Bank, PLC. ETNs are traded on securities exchanges and are linked to the return of a benchmark index.

    PDR Philippine depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of a stock traded on the Philippine stock exchange. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at May 31, 2009, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2009, was $7,249,000, which represented 1.6% of the Fund's net assets.

    (c)  The security or a portion thereof was out on loan as of May 31, 2009.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2009.

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2009

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $3,982) (cost of $428,028)                                     $ 445,046
   Cash denominated in foreign currencies (identified cost of $3,279)               3,326
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 8)                                              41
         Nonaffiliated transactions                                                   912
      USAA Investment Management Company (Note 7D)                                     13
      USAA Transfer Agency Company (Note 7E)                                           19
      Dividends and interest                                                        4,002
      Securities sold                                                               5,532
      Other                                                                           121
                                                                                ---------
         Total assets                                                             459,012
                                                                                ---------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              4,367
      Securities purchased                                                          4,459
      Capital shares redeemed                                                         165
      Bank overdraft                                                                   54
   Unrealized depreciation on foreign currency contracts held, at value                23
   Accrued management fees                                                            349
   Accrued transfer agent's fees                                                       39
   Other accrued expenses and payables                                                367
                                                                                ---------
         Total liabilities                                                          9,823
                                                                                ---------
            Net assets applicable to capital shares outstanding                 $ 449,189
                                                                                =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $ 545,678
   Accumulated undistributed net investment income                                  3,389
   Accumulated net realized loss on investments                                  (116,862)
   Net unrealized appreciation of investments                                      17,018
   Net unrealized depreciation of foreign currency translations                       (34)
                                                                                ---------
   Net assets applicable to capital shares outstanding                          $ 449,189
                                                                                =========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $425,934/29,566 shares outstanding)            $   14.41
                                                                                =========
      Institutional Shares (net assets of $23,255/1,614 shares outstanding)     $   14.41
                                                                                =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,358)                $  14,197
   Interest                                                                 187
   Securities lending (net)                                                  34
                                                                      ---------
         Total income                                                    14,418
                                                                      ---------
EXPENSES
   Management fees                                                        3,853
   Administration and servicing fees:
      Fund Shares                                                           559
      Institutional Shares*                                                   4
   Transfer agent's fees:
      Fund Shares                                                         1,577
      Institutional Shares*                                                   4
   Custody and accounting fees:
      Fund Shares                                                           485
      Institutional Shares*                                                  13
   Postage:
      Fund Shares                                                            78
   Shareholder reporting fees:
      Fund Shares                                                            45
   Trustees' fees                                                            10
   Registration fees:
      Fund Shares                                                            42
      Institutional Shares*                                                   1
   Professional fees                                                         74
   Other                                                                     19
                                                                      ---------
         Total expenses                                                   6,764
   Expenses paid indirectly:
      Fund Shares                                                            (1)
   Expenses reimbursed:
      Institutional Shares*                                                 (13)
                                                                      ---------
         Net expenses                                                     6,750
                                                                      ---------
NET INVESTMENT INCOME                                                     7,668
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
      Investments (net of foreign taxes withheld of $109)              (115,156)
      Foreign currency transactions                                      (1,159)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (90,726)
      Foreign currency translations                                         236
                                                                      ---------
         Net realized and unrealized loss                              (206,805)
                                                                      ---------
   Decrease in net assets resulting from operations                   $(199,137)
                                                                      =========

*Institutional Shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                          2009             2008
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $   7,668         $  6,641
   Net realized gain (loss) on investments                            (115,156)          67,866
   Net realized loss on foreign currency transactions                   (1,159)             (29)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                      (90,726)          10,532
      Foreign currency translations                                        236             (121)
                                                                     --------------------------
      Increase (decrease) in net assets resulting
         from operations                                              (199,137)          84,889
                                                                     --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                       (5,291)          (6,790)
      Institutional Shares*                                               (220)               -
                                                                     --------------------------
         Total distributions of net investment income                   (5,511)          (6,790)
                                                                     --------------------------
   Net realized gains:
      Fund Shares                                                      (22,676)         (47,823)
      Institutional Shares*                                               (771)               -
                                                                     --------------------------
         Total distributions of net realized gains                     (23,447)         (47,823)
                                                                     --------------------------
      Distributions to shareholders                                    (28,958)         (54,613)
                                                                     --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                          35,555          146,787
   Institutional Shares*                                                19,264                -
                                                                     --------------------------
      Total net increase in net assets from
         capital share transactions                                     54,819          146,787
                                                                     --------------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 7E):
      Fund Shares                                                           19                8
      Institutional Shares*                                                 10                -
                                                                     --------------------------
   Net increase (decrease) in net assets                              (173,247)         177,071

NET ASSETS
   Beginning of period                                                 622,436          445,365
                                                                     --------------------------
   End of period                                                     $ 449,189         $622,436
                                                                     ==========================
Accumulated undistributed net investment income:
   End of period                                                     $   3,389         $  2,164
                                                                     ==========================

* Institutional Shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

The Fund has two classes of shares: Emerging Markets Fund Shares (Fund Shares) and, effective August 1, 2008, Emerging Markets Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

USAA Investment Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value
       (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

       valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

       services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

   SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

   The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

   The following is a summary of the inputs used to value the Fund's assets as of May 31, 2009:

   VALUATION INPUTS                                 INVESTMENTS IN SECURITIES
   --------------------------------------------------------------------------
   Level 1 -- Quoted Prices                               $175,959,000
   Level 2 -- Other Significant Observable Inputs          269,087,000
   Level 3 -- Significant Unobservable Inputs                        -
   --------------------------------------------------------------------------
   Total                                                  $445,046,000
   --------------------------------------------------------------------------

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

   currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2009, custodian and other bank credits reduced the expenses of the Fund Shares by $1,000. For the year ended May 31, 2009, the Fund did not incur any brokerage commission recapture credits.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2009, the Fund paid CAPCO facility fees of $1,000, which represents 0.9% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2009.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to increase paid-in capital by $5,421,000, decrease accumulated undistributed net investment income by $932,000, and increase accumulated net realized loss on investments by $4,489,000. This includes differences in the accounting for distributions, passive foreign investment companies, foreign currency gains and losses, and the utilization of earnings and profits distributed to shareholders on redemptions of shares as part of the dividends-paid deduction for federal income tax purposes. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2009, and 2008, was as follows:

                                                   2009                 2008
                                                --------------------------------
Ordinary income*                                $11,492,000          $25,071,000
Long-term realized capital gains                 17,466,000           29,542,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

As of May 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $   3,999,000
Accumulated capital and other losses                              (103,690,000)
Unrealized appreciation of investments                               3,236,000
Unrealized depreciation on foreign currency translations               (34,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market adjustments on certain statements.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2009, the Fund had current post-October capital and currency losses of $85,570,000 and $468,000, respectively, and capital loss carryovers of $17,653,000, for federal income tax purposes. The post-October losses will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire in 2017. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended May 31, 2006, through

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

May 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2009, were $339,803,000 and $289,753,000, respectively.

As of May 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $441,810,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2009, for federal income tax purposes, were $47,006,000 and $43,770,000, respectively, resulting in net unrealized appreciation of $3,236,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2009, the Fund received securities-lending income of $34,000, which is net of the 20% income retained by Wachovia. As of May 31, 2009, the Fund loaned securities having a fair market value of approximately $3,982,000 and received cash collateral of $4,367,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2009, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                          YEAR ENDED             YEAR ENDED
                                          5/31/2009              5/31/2008
-------------------------------------------------------------------------------
                                     SHARES      AMOUNT     SHARES      AMOUNT
                                     ------------------------------------------
FUND SHARES:
Shares sold                          10,412    $ 135,494    11,817    $ 289,115
Shares issued from reinvested
 dividends                            2,574       27,451     2,158       53,812
Shares redeemed                      (8,855)    (127,390)   (8,183)    (196,140)
                                     ------------------------------------------
Net increase from capital
 share transactions                   4,131    $  35,555     5,792    $ 146,787
                                     ==========================================
INSTITUTIONAL SHARES
 (INITIATED ON AUGUST 1, 2008):
Shares sold                           1,949    $  23,401         -    $       -
Shares issued from reinvested
 dividends                               93          990         -            -
Shares redeemed                        (428)      (5,127)        -            -
                                     ------------------------------------------
Net increase from capital
 share transactions                   1,614    $  19,264         -    $       -
                                     ==========================================

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Emerging Markets Funds Index over the performance period. The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS
   -----------------------------------------------------------------------------
   +/- 1.00% to 4.00%                    +/- 0.04%
   +/- 4.01% to 7.00%                    +/- 0.05%
   +/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended May 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $3,853,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $43,000 and less than $500, respectively. For the Fund Shares and Institutional Shares the performance adjustment was 0.01% and less than 0.01%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch Financial Management, Inc. (Batterymarch), under which The Boston Company and Batterymarch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

   The Manager (not the Fund) pays The Boston Company a subadvisory fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. For the year ended May 31, 2009, the Manager incurred subadvisory fees, paid or payable to The Boston Company, of $1,331,000.

   The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Batterymarch manages. For the year ended May 31, 2009, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $1,455,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended May 31, 2009, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $559,000 and $4,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2009, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.80% and of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and reimbursed the Fund Shares for all expenses in excess of that amount. The Manager has terminated this agreement effective October 1, 2008. The Manager

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   has voluntarily agreed to limit the annual expenses of the Institutional Shares for its first two fiscal years to 1.13% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2009, the Institutional Shares incurred reimbursable expenses of $13,000 which was receivable from the Manager at May 31, 2009.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2009, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,577,000 and $4,000, respectively. For the year ended May 31, 2009, the Fund Shares and Institutional Shares recorded capital contributions from SAS of $19,000 and $10,000, respectively, for adjustments related to corrections to shareholder accounts, of which $19,000 for the Fund Shares was recorded as a receivable at May 31, 2009.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of May 31, 2009, the Fund recorded a receivable for capital shares sold of $41,000 for the

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

Target Funds' purchases of Institutional Shares. As of May 31, 2009, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      0.3%
USAA Target Retirement 2020 Fund                                        0.8
USAA Target Retirement 2030 Fund                                        1.5
USAA Target Retirement 2040 Fund                                        1.8
USAA Target Retirement 2050 Fund                                        0.8

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

B. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) -- In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS 161 on December 1, 2008; however, the Fund did not invest in any derivatives during the period from December 1, 2008, through May 31, 2009. Therefore, no disclosures have been made.

C. FASB STATEMENT NO. 165, "SUBSEQUENT EVENTS" (STATEMENT 165) -- In May 2009, FASB issued Statement 165. In summary, Statement 165 defines subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. Statement 165 requires entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date. Statement 165 is effective for interim or annual financial periods ending after June 15, 2009. The Manager does not believe the adoption of Statement 165 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required regarding the evaluation of subsequent events.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED MAY 31,
                                                --------------------------------------------------------------
                                                    2009          2008          2007          2006        2005
                                                --------------------------------------------------------------
Net asset value at beginning of period          $  24.47      $  22.67      $  16.82      $  12.59    $  10.06
                                                --------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .23           .29           .14           .13         .13
   Net realized and unrealized gain (loss)         (9.15)         3.99          5.93          4.21        2.47
                                                --------------------------------------------------------------
Total from investment operations                   (8.92)         4.28          6.07          4.34        2.60
                                                --------------------------------------------------------------
Less distributions from:
   Net investment income                            (.20)         (.29)         (.22)         (.11)       (.07)
   Realized capital gains                           (.94)        (2.19)            -             -           -
                                                --------------------------------------------------------------
Total distributions                                (1.14)        (2.48)         (.22)         (.11)       (.07)
                                                --------------------------------------------------------------
Net asset value at end of period                $  14.41      $  24.47      $  22.67      $  16.82    $  12.59
                                                ==============================================================
Total return (%)*                                 (34.71)        18.78         36.23(a)      34.52       25.82
Net assets at end of period (000)               $425,934      $622,436      $445,365      $314,876    $152,351
Ratios to average net assets:**
   Expenses (%)(b),(c)                              1.79          1.51          1.65(a)       1.61        1.80
   Net investment income (%)                        1.98          1.22           .88          1.31        1.42
Portfolio turnover (%)                                76            64           109            48          36

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 **  For the year ended May 31, 2009, average net assets were $372,135,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b)  Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly.
     The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                    (.00%)(+)     (.00%)(+)     (.01%)        (.02%)      (.02%)
     (+) Represents less than 0.01% of average net assets.
(c)  Effective March 1, 2004, through September 30, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.80% of the Fund Shares' average net assets. From June 1, 2003, through
     February 29, 2004, the voluntary expense ratio limit was 2.10% of the Fund Shares' average annual net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) --
INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                    PERIOD ENDED
                                                                       MAY 31,
                                                                       2009***
                                                                    ------------
Net asset value at beginning of period                                 $ 21.26
                                                                       -------
Income (loss) from investment operations:
   Net investment income(a)                                                .31
   Net realized and unrealized loss(a)                                   (5.98)
                                                                       -------
Total from investment operations(a)                                      (5.67)
                                                                       -------
Less distributions from:
   Net investment income                                                  (.24)
   Realized capital gains                                                 (.94)
                                                                       -------
Total distributions                                                      (1.18)
                                                                       -------
Net asset value at end of period                                       $ 14.41
                                                                       =======
Total return (%)*                                                       (24.59)
Net assets at end of period (000)                                      $23,255
Ratios to average net assets:**
   Expenses (%)(b),(c)                                                    1.13
   Expenses, excluding reimbursements (%)(b),(c)                          1.28
   Net investment income (%)(c)                                           3.30
Portfolio turnover (%)                                                      76

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2009, average net assets were $10,608,000. *** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the period ended May 31, 2009, average shares were 933,000.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares did not incur any expenses paid indirectly.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2008, through May 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                       BEGINNING             ENDING            DURING PERIOD*
                                     ACCOUNT VALUE        ACCOUNT VALUE      DECEMBER 1, 2008 -
                                    DECEMBER 1, 2008      MAY 31, 2009          MAY 31, 2009
                                    -----------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00            $1,464.40              $11.80

Hypothetical
  (5% return before expenses)           1,000.00             1,015.36                9.65

INSTITUTIONAL SHARES
Actual                                  1,000.00             1,469.40                6.96

Hypothetical
  (5% return before expenses)           1,000.00             1,019.30                5.69

* Expenses are equal to the annualized expense ratio of 1.92% for Fund Shares and 1.13% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 46.44% for Fund Shares and 46.94% for Institutional Shares for the six-month period of December 1, 2008, through May 31, 2009.

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2009

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such quarterly meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of each of the Fund Shares and Institutional Shares classes of the Fund as compared to other open-end investment companies deemed to be comparable to each class of the Fund as determined by the independent third party in its report. The expenses of each class of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the class of the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads or front-end loads for the Fund Shares class and institutional investment companies for the Institutional Shares class), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies (for the Fund Shares class) and all institutional investment companies (for the

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

Institutional Shares class) in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was above the median of its expense group and expense universe for Fund Shares and was above the median of its expense group and below the median of its expense universe for Institutional Shares. The data indicated that the Fund's total expenses, after any reimbursements, were lower than the median of its expense group and its expense universe both for Fund Shares and for Institutional Shares. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Institutional Shares and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the average annual total return of each class of the Fund with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The performance universe of each class of the Fund consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the performance of the Fund Shares was above the average of its performance universe and its Lipper index for the one-and three-year periods ended December 31, 2008, and was below the average of its performance universe and its Lipper index for the five-year period ended December 31, 2008. This comparison indicated that the performance of the Institutional Shares was above the average of its performance universe

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

and its Lipper index for the four-month period, since the class inception, ended December 31, 2008. The Board took into account management's discussion of the Fund's performance, including its more recent improvement.

The Board also noted that the percentile performance ranking of the Fund Shares was in the top 30% and top 50%, respectively, of its performance universe for the one-and three-year periods ended December 31, 2008, and in the bottom 50% of its performance universe for the five-year period ended December 31, 2008. The Board noted that the percentile performance ranking of the Institutional Shares was in the top 50% of its performance universe for the four-month period ended December 31, 2008.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and had undertaken to maintain expense limitations for the Institutional Shares. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board considered the

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fee. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of each class's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Institutional Shares and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the

================================================================================

                                                       ADVISORY AGREEMENTS |  65

================================================================================

Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund Shares' performance during the one-, three-, and five-year periods ended December 31, 2008, and the Institutional Shares' performance during the four-month period, since the class inception, ended December 31, 2008, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of May 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

 (2) Member of Executive Committee

 (3) Member of Audit Committee

 (4) Member of Pricing and Investment Committee

 (5) Member of Corporate Governance Committee

 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

RONALD B. SWEET
Vice President
Born: November 1962
Year of Appointment: 2006

Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

72  | USAA EMERGING MARKETS FUND

================================================================================
TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "Products & Services"
SELF-SERVICE 24/7                      click "Investments," then
AT USAA.COM                            "Mutual Funds"

OR CALL                                Under "My Accounts" go to
(800) 531-USAA                         "Investments." View account balances,
        (8722)                         or click "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

    USAA
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                                                                       PAID
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>>  SAVE PAPER AND FUND COSTS
    At USAA.COM click: MY DOCUMENTS
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================================================================================
25558-0709                                   (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 19, 2008, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2009 and 2008 were $279,350 and $259,470, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Investment Code of Ethics Committee: August 29, 2008

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    07/24/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/27/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    07/27/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.